Exhibit 10.2

FIRST AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this "Amendment") is made and entered into as of April 29, 2021 by and between PACIFIC WESTERN BANK, a California state chartered bank ("Bank"), and OLO INC (formerly known as MOBO SYSTEMS, INC.) ("Borrower").

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 11, 2020 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)The following defined term in Exhibit A to the Agreement is hereby amended and restated, as follows:

"Ancillary Services Sublimit" means a sublimit for Ancillary Services under the Formula Revolving Line not to exceed $35,000,000.

2)Section 6.7(a) of the Agreement is hereby amended and restated, as follows:

(a)Minimum EBITDA. Measured monthly and calculated on a trailing-three- months basis, Borrower shall achieve EBITDA of at least the amounts shown in the table immediately below for the corresponding reporting periods.

(b)Minimum Revenue. Measured monthly and calculated on a cumulative basis beginning January 1, 2021, Borrower shall achieve Revenue of at least the amounts shown in the table immediately below for the corresponding reporting periods.

Reporting Period Ending	Minimum Net Revenue
January 31, 2021	$8,000,000
February 28, 2021	$17,000,000
March 31, 2021	$26,000,000
April 30, 2021	$35,000,000
May 31, 2021	$45,000,000
June 30, 2021	$55,000,000
July 31, 2021	$65,000,000
August 31, 2021	$75,000,000
September 30, 2021	$85,000,000
October 31, 2021	$96,000,000
November 30, 2021	$108,000,000
December 31, 2021	$120,000,000

For subsequent reporting periods, Bank and Borrower hereby agree that, on or before February 1 of each year during the terms of this Agreement, Borrower shall provide Bank with a budget for such year, which shall be approved by Borrower's Board of Directors, and Bank shall use that budget to establish the minimum

EBITDA and minimum Revenue amounts for such year, with such amounts being incorporated herein by an amendment, which Borrower hereby agrees to execute.

3)Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

5)This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6)As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)this Amendment, duly executed by Borrower;

b)payment of all Bank Expenses, including Bank's expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower' s accounts; and

c)such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OLO INC.                                PACIFIC WESTERN BANK

By: /s/ Matthew Tucker                             By: /s/ James Londono
Name: Matthew Tucker                             Name: James Londono
Title: President & Chief Operating Officer                Title: Senior VP